Exhibit 99.1

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes and earthquakes;

•	national, international, regional and local economic conditions;

•	the general level of interest rates;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks; and

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties

•	presently owned or previously owned by us.

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview, Consolidated Properties	5
Property Overview (continued), Unconsolidated and Managed Properties	6
Property Type Summary	7
Consolidated Leasing Statistics	8
Consolidated Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$63,008	$49,293	$127,983	$94,117
Institutional capital management and other fees	572	126	1,318	178

Total Revenues	63,580	49,419	129,301	94,295

OPERATING EXPENSES:
Rental expenses	7,465	4,556	15,324	8,671
Real estate taxes	8,248	6,356	16,768	12,495
Real estate depreciation and amortization	28,389	26,353	57,157	49,592
General and administrative and asset management fees, related party	5,677	5,560	9,733	9,757

Total Operating Expenses	49,779	42,825	98,982	80,515

Operating Income	13,801	6,594	30,319	13,780
OTHER INCOME AND EXPENSE:
Equity in income (losses) of unconsolidated joint ventures, net	(31)	(129)	43	(182)
Gain on dispositions of real estate interests	9,132	4,044	17,017	8,032
Interest expense	(15,204)	(14,623)	(32,071)	(26,157)
Interest income and other	2,157	2,060	3,139	4,522
Income taxes	(513)	(189)	(984)	(240)

Income (Loss) Before Minority Interests and Discontinued Operations	9,342	(2,243)	17,463	(245)
Minority interests	(1,397)	118	(2,479)	294

Income (Loss) From Continuing Operations	7,945	(2,125)	14,984	49
Discontinued operations:
Income (loss) attributable to disposed properties	(134)	490	25	256
Gain on dispositions of properties	—	—	9,561	—
Minority interest in the operating partnership	26	(11)	(1,378)	4

Income (Loss) From Discontinued Operations	(108)	479	8,208	260

Net Income (Loss)	$7,837	$(1,646)	$23,192	$309

INCOME (LOSS) PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$0.05	$(0.01)	$0.09	$0.00
Income (Loss) From Discontinued Operations	(0.00)	0.00	0.05	0.00

Net Income (Loss)	$0.05	$(0.01)	$0.14	$0.00

INCOME (LOSS) PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$0.05	$(0.01)	$0.09	$0.00
Income (Loss) From Discontinued Operations	(0.00)	0.00	0.05	0.00

Net Income (Loss)	$0.05	$(0.01)	$0.14	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	168,355	150,053	168,355	147,812

Diluted	198,703	150,053	197,711	150,315

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	June 30, 2007	December 31, 2006
	(unaudited)
ASSETS
Operating properties	$2,683,857	$2,754,076
Properties under redevelopment	47,856	21,518
Properties held for contribution	41,198	32,142
Properties under development	54,968	26,289
Properties in pre-development and land held for development	30,331	30,863

Total Investment in Properties	2,858,210	2,864,888
Less accumulated depreciation and amortization	(256,995)	(199,574)

Net Investment in Properties	2,601,215	2,665,314
Investment in and advances to unconsolidated joint ventures	56,474	42,336

Net Investment in Real Estate	2,657,689	2,707,650
Cash and cash equivalents	45,634	23,310
Notes receivable	25,221	9,205
Deferred loan costs, net	5,498	6,175
Deferred loan costs - financing obligations, net	8,939	16,467
Straight-line rent and other receivables	19,920	17,137
Other assets, net	21,048	27,637
Assets held for sale	—	41,895

Total Assets	$2,783,949	$2,849,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$31,142	$27,341
Distributions payable	31,839	30,777
Tenant prepaids and security deposits	13,539	12,329
Other liabilities	3,279	14,135
Intangible lease liability, net	14,872	17,595
Lines of credit	27,000	34,278
Senior unsecured notes	425,000	425,000
Mortgage notes	644,501	641,081
Financing obligations	95,477	191,787
Liabilities related to assets held for sale	—	276

Total Liabilities	1,286,649	1,394,599

Minority interests	285,918	225,920
Total Stockholders’ Equity	1,211,382	1,228,957

Total Liabilities and Stockholders’ Equity	$2,783,949	$2,849,476

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to Common Shares	$7,837	$(1,646)	$23,192	$309
Adjustments:
Real estate related depreciation and amortization	28,389	27,617	57,172	52,109
Equity in (income) losses of unconsolidated joint ventures, net	31	129	(43)	182
Equity in FFO of unconsolidated joint ventures	415	93	811	150
Gain on dispositions of real estate interests	(9,132)	(4,044)	(17,017)	(8,032)
Gain on dispositions of real estate interests related to discontinued operations	—	—	(9,561)	—
Gain on sale of nondepreciated real estate	9,014	4,065	12,725	4,065
Minority interest in the operating partnership’s share of the above adjustments	(4,397)	(795)	(6,602)	(1,942)

FFO attributable to common shares, basic	32,157	25,419	60,677	46,841
FFO attributable to dilutive OP units	5,774	523	10,571	805

FFO attributable to common shares, diluted	37,931	25,942	71,248	47,646

FFO per common share, basic	$0.19	$0.17	$0.36	$0.32
FFO per common share, diluted	$0.19	$0.17	$0.36	$0.32

Weighted average shares outstanding, basic	168,355	150,053	168,355	147,812
Weighted average shares outstanding, diluted	198,703	153,141	197,711	150,315

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$63,008	$49,293	$127,983	$94,117
Rental expenses and real estate taxes	15,713	10,912	32,092	21,166

Net Operating Income (2)	$47,295	$38,381	$95,891	$72,951

Square feet as of the period end	53,234	53,611	53,234	53,611
Occupancy as of period end	92.9%	92.3%	92.9%	92.3%
Same Store Operating Data: (1)
Rental revenues	$44,254	$42,424	$84,020	$82,190
Rental expenses and real estate taxes	10,619	9,742	20,415	19,053

Net Operating Income	33,635	32,682	63,605	63,137

Less straight-line rents	(785)	(1,296)	(1,689)	(2,757)
Less amortization of above/below market rents	158	248	396	650

Cash Net Operating Income	$33,008	$31,634	$62,312	$61,030

Net Operating Income growth	2.9%	—	0.7%	—
Cash Net Operating Income growth	4.3%	—	2.1%	—
Square feet in same store population	39,315	39,315	36,947	36,947
Average occupancy	92.6%	92.4%	92.3%	92.7%
Occupancy as of period end	92.6%	92.2%	92.2%	91.8%

Dividends declared per common share	$0.16	$0.16	$0.32	$0.32

Supplemental consolidated cash flow and other information:
Straight-line rents (3)	$1,222	$1,546	$2,777	$3,895
Straight-line rent receivable (balance sheet) (3)	$14,735	$10,679	$14,735	$10,679
Amortization of above/below market rents (3)	$(132)	$(282)	$(673)	$(713)
Capitalized interest	$1,669	$579	$3,222	$915
Stock-based compensation amortization expense	$598	$16	$1,092	$32

Consolidated Capital Expenditures (3):
Capital expenditures identified upon acquisition	$3,485	$1,726	$7,180	$2,480
Development and expansions	6,119	1,941	8,852	30,558
Turnover costs	3,599	2,179	4,961	4,572
Maintenance capital expenditures	693	1,086	869	1,567

Total capital expenditures	$13,896	$6,932	$21,862	$39,177

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF JUNE 30, 2007

Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (3)
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	55	100.0%	6,624	12.5%	92.2%	$21,966	11.3%	$3.60
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	89.5%	6,529	3.4%	5.05
Central Pennsylvania	8	100.0%	1,453	2.7%	100.0%	5,715	2.9%	3.93
Charlotte	9	100.0%	747	1.4%	98.0%	2,644	1.4%	3.61
Chicago	14	100.0%	3,372	6.3%	92.9%	11,524	5.9%	3.68
Cincinnati	37	100.0%	4,634	8.7%	82.9%	13,599	7.0%	3.54
Columbus	13	100.0%	3,951	7.4%	96.1%	11,414	5.9%	3.01
Dallas	51	100.0%	6,115	11.5%	95.0%	22,212	11.4%	3.82
Denver	1	100.0%	160	0.3%	100.0%	916	0.5%	5.71
Houston	34	100.0%	2,453	4.6%	84.7%	10,621	5.5%	5.11
Indianapolis	7	100.0%	2,852	5.4%	99.9%	8,611	4.4%	3.02
Louisville	3	100.0%	1,027	1.9%	80.5%	2,686	1.4%	3.25
Memphis	10	100.0%	4,333	8.1%	91.3%	12,142	6.3%	3.07
Miami	6	100.0%	727	1.4%	99.4%	5,612	2.9%	7.76
Minneapolis	3	100.0%	356	0.7%	100.0%	1,755	0.9%	4.93
Nashville	5	100.0%	2,712	5.1%	91.7%	7,698	4.0%	3.10
New Jersey	10	100.0%	1,189	2.2%	86.7%	5,846	3.0%	5.67
Northern California	30	100.0%	2,762	5.2%	97.1%	14,597	7.5%	5.45
Orlando	12	100.0%	1,226	2.3%	94.0%	5,426	2.8%	4.71
Phoenix	14	100.0%	1,632	3.1%	96.4%	6,553	3.4%	4.17
San Antonio	13	100.0%	1,091	2.0%	96.1%	3,546	1.8%	3.38
Seattle	8	100.0%	1,199	2.3%	100.0%	5,857	3.0%	4.89
Southern California	11	100.0%	1,173	2.2%	99.8%	6,725	3.4%	5.74

Total/Weighted Average - Operating Properties	366	100.0%	53,234	100.0%	92.9%	194,194	100.0%	3.94

Consolidated Redevelopment Properties:
Atlanta	1	100.0%	188	18.0%	0.0%	N/A	N/A	N/A
Charlotte	1	100.0%	259	24.7%	0.0%	N/A	N/A	N/A
Chicago	1	100.0%	69	6.6%	0.0%	N/A	N/A	N/A
Dallas	1	100.0%	50	4.8%	0.0%	N/A	N/A	N/A
San Antonio	2	100.0%	258	24.7%	16.0%	N/A	N/A	N/A
Southern California	1	100.0%	222	21.2%	0.0%	N/A	N/A	N/A

Total/Weighted Average for Redevelopment Properties	7	100.0%	1,046	100.0%	4.0%	123	N/A	2.97

Consolidated Operating Properties Held For Contribution:
Chicago	1	100.0%	258	41.4%	100.0%	N/A	N/A	N/A
Houston	5	100.0%	365	58.6%	92.5%	N/A	N/A	N/A

Total/Weighted Average - Operating Properties Held For Contribution	6	100.0%	623	100.0%	95.6%	2,296	0%	3.85

Consolidated Development Properties:
Atlanta	1	100.0%	499	29.6%	0.0%	N/A	N/A	N/A
Chicago	1	95.0%	175	10.4%	0.0%	N/A	N/A	N/A
Memphis	1	100.0%	885	52.5%	46.7%	N/A	N/A	N/A
Orlando	2	95.0%	126	7.5%	0.0%	N/A	N/A	N/A

Total/Weighted Average for Development Properties	5	99.0%	1,685	100.0%	24.5%	N/A	N/A	N/A

Total/Weighted Average - Consolidated Properties	384	100.0%	56,588	N/A	89.3%	$196,613	N/A	$3.89

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF JUNE 30, 2007 (continued)

Markets	Number of Buildings	Percent Owned(1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (3)
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Operating Properties in Funds:
Atlanta	2	18.2%	703	10.7%	100.0%	$1,979	8.6%	$2.82
Central Pennsylvania	4	10.9%	836	12.7%	100.0%	3,587	15.6%	4.29
Charlotte	1	10.0%	472	7.1%	100.0%	1,415	6.1%	3.00
Chicago	2	18.2%	492	7.5%	100.0%	2,297	10.0%	4.66
Cincinnati	1	10.0%	604	9.2%	100.0%	1,914	8.3%	3.17
Columbus	1	10.0%	121	1.8%	100.0%	436	1.9%	3.60
Dallas	3	14.6%	1,186	18.0%	100.0%	3,954	17.2%	3.33
Indianapolis	1	10.0%	475	7.2%	100.0%	1,488	6.5%	3.13
Kansas City	1	10.0%	180	2.7%	100.0%	728	3.2%	4.04
Memphis	1	20.0%	1,039	15.8%	100.0%	2,857	12.4%	2.75
New Jersey	1	20.0%	87	1.3%	100.0%	630	2.7%	7.20
Northern California	1	10.0%	396	6.0%	100.0%	1,738	7.5%	4.39

Total/Weighted Average - Fund Operating Properties	19	14.1%	6,591	100.0%	100.0%	23,023	100.0%	3.49

Other Joint Ventures:
Southern California Logistics Airport	1	100.0%	55	100.0%	100.0%	264	100.0%	4.80
Unconsolidated Development Properties:
Total/Weighted Average	8	95.0%	2,926	N/A	N/A	N/A	N/A	N/A

Total/Weighted Average - Unconsolidated Properties	28	39.3%	9,572	N/A	100.0%	$23,287	N/A	$3.50

Operating Properties Asset Managed Only:
Cincinnati	2	0.0%	349	30.3%	100.0%	$1,310	27.4%	$3.76
Columbus	1	0.0%	330	28.7%	100.0%	1,164	24.4%	3.52
Minneapolis	3	0.0%	472	41.0%	100.0%	2,306	48.2%	4.88

Total/Weighted Average - Asset Managed Only Properties	6	0.0%	1,151	100.0%	100.0%	$4,780	100.0%	$4.15

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	386	N/A	59,880	89.0%	93.7%	$217,481	N/A	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	7	N/A	1,046	1.6%	4.0%	123	N/A	N/A
Total/Weighted Average - Consolidated Operating Properties Held For Contribution	6	N/A	623	0.9%	95.6%	2,296	N/A	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	13	N/A	4,611	6.9%	9.0%	N/A	N/A	N/A
Total/Weighted Average - Asset Managed Only Properties	6	N/A	1,151	1.7%	100.0%	4,780	N/A	N/A

Total/Weighted Average - All Properties	418	N/A	67,311	100.0%	86.6%	$224,680	N/A	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes contractual rent increases.
(3)	Calculated as Annualized Base Rent divided by square feet under lease as of June 30, 2007.

DCT INDUSTRIAL TRUST INC.

PROPERTY TYPE SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	30	5,562	94.7%	13	678	81.8%	12	384	75.6%	55	6,624	92.2%
Baltimore/Washington D.C.	12	1,446	89.5%	—	—	—	—	—	—	12	1,446	89.5%
Central Pennsylvania	8	1,453	100.0%	—	—	—	—	—	—	8	1,453	100.0%
Charlotte	4	456	100.0%	5	291	94.8%	—	—	—	9	747	98.0%
Chicago	12	2,940	92.4%	2	432	96.2%	—	—	—	14	3,372	92.9%
Cincinnati	16	3,802	80.9%	20	766	93.6%	1	66	69.8%	37	4,634	82.9%
Columbus	11	3,877	96.3%	2	74	90.0%	—	—	—	13	3,951	96.1%
Dallas	28	5,031	96.0%	7	423	94.8%	16	661	87.6%	51	6,115	95.0%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	11	1,539	85.8%	12	630	82.1%	11	284	84.3%	34	2,453	84.7%
Indianapolis	7	2,852	99.9%	—	—	—	—	—	—	7	2,852	99.9%
Louisville	3	1,027	80.5%	—	—	—	—	—	—	3	1,027	80.5%
Memphis	10	4,333	91.3%	—	—	—	—	—	—	10	4,333	91.3%
Miami	3	521	99.2%	2	157	100.0%	1	49	100.0%	6	727	99.4%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,712	91.7%	—	—	—	—	—	—	5	2,712	91.7%
New Jersey	8	1,075	91.1%	2	114	45.3%	—	—	—	10	1,189	86.7%
Northern California	9	1,755	100.0%	21	1,007	91.9%	—	—	—	30	2,762	97.1%
Orlando	3	723	100.0%	9	503	85.5%	—	—	—	12	1,226	94.0%
Phoenix	8	1,492	97.7%	6	140	82.7%	—	—	—	14	1,632	96.4%
San Antonio	9	839	95.0%	4	252	100.0%	—	—	—	13	1,091	96.1%
Seattle	8	1,199	100.0%	—	—	—	—	—	—	8	1,199	100.0%
Southern California	7	910	100.0%	3	242	100.0%	1	21	88.5%	11	1,173	99.8%

Total/Weighted Average - Operating Properties	215	45,983	93.6%	109	5,786	89.8%	42	1,465	83.5%	366	53,234	92.9%
Consolidated Redevelopment Properties	5	927	4.5%	2	119	0.0%	—	—	—	7	1,046	4.0%
Operating Properties Held for Contribution	3	504	100.0%	2	75	86.8%	1	44	59.7%	6	623	95.6%
Consolidated Development Properties	3	1,559	26.5%	2	126	0.0%	—	—	—	5	1,685	24.5%

Total/Weighted Average - Consolidated Properties	226	48,973	89.8%	115	6,106	86.2%	43	1,509	82.8%	384	56,588	89.3%
Unconsolidated Properties:
Fund Operating Properties	19	6,591	100.0%	—	—	—	—	—	—	19	6,591	100.0%
Operating Properties	1	55	100.0%							1	55	100.0%
Development Properties	6	2,704	N/A	2	222	N/A	—	—	—	8	2,926	N/A
Asset Managed Properties	6	1,151	100.0%	—	—	—	—	—	—	6	1,151	100.0%

Total/Weighted Average - All Properties	258	59,474	87.1%	117	6,328	83.2%	43	1,509	82.8%	418	67,311	86.6%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$184,225			$30,508			$9,947			$224,680

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q2 2007
Bulk Distribution	32	1,748	-0.9%	4.8%	46.8	$3,238	$1.85
Light Industrial	30	454	-6.4%	0.1%	45.2	888	1.96
Service Center	14	96	-6.0%	6.1%	32.9	218	2.27

Total/Weighted Average	76	2,298	-2.2%	3.8%	45.9	$4,344	$1.89

Weighted Average Retention	66.5%

YEAR TO DATE 2007
Bulk Distribution	56	2,976	0.0%	8.5%	47.4	$4,744	$1.59
Light Industrial	47	725	3.5%	14.3%	45.7	1,792	2.47
Service Center	27	149	-6.1%	3.4%	34.9	494	3.31

Total/Weighted Average	130	3,850	0.6%	9.7%	46.6	$7,030	$1.83

Weighted Average Retention	72.4%

Lease Expirations For Consolidated Operating Properties (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2007 (4)	3,711	$17,926	8.7%
2008	8,740	34,251	16.6%
2009	9,562	37,737	18.3%
2010	9,242	36,260	17.5%
2011	4,534	20,900	10.1%
Thereafter	13,668	59,598	28.8%

Total leased	49,457	$206,672	100.0%

Available	3,777

Total consolidated operating properties	53,234

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED ACQUISITION AND DISPOSITION SUMMARY FOR THE SIX MONTHS ENDED JUNE 30, 2007

Property/Portfolio	Market	Number of Buildings	Square Feet	Transaction Date
			(in thousands)
Acquisitions

Q1 2007
Bobali Drive	Central Pennsylvania	3	280	2/9/2007
Greenwood/Riverport	Louisville, Atlanta	2	695	3/14/2007

Subtotal Q1 2007 Acquisitions		5	975
Q2 2007
Mitchell Court	Chicago	1	258	5/1/2007
Bondesen North	Houston	4	155	6/8/2007
Northwest Place	Houston	1	210	6/14/2007

Subtotal Q2 2007 Acquisitions		6	623

Development Property Acquired Under Forward Commitment
Deltapoint	Memphis	1	885	6/29/2007

Total acquisitions		12	2,483

Total Acquisition Price - $107.9 million
Weighted Average Occupancy - 88.2% (1)
Weighted Average Yield - 6.5% (year-one, cash basis) (1)

(1) Excludes development property acquired under forward commitment.

Contributions to Funds
Q1 2007
TRT-DCT Industrial JV I GP	Atlanta, Central Pennsylvania, Chicago	3	818	3/26/2007
TRT-DCT Industrial JV II GP	Dallas, Indianapolis	3	1,121	3/29/2007

Subtotal Q1 2007 Contributions		6	1,939
Q2 2007
TRT-DCT Industrial JV I GP	Cincinnati	1	604	6/15/2007
TRT-DCT Industrial JV II GP	Columbus, Kansas City	2	301	6/15/2007

Subtotal Q2 2007 Contributions		3	905

Total		9	2,844

Dispositions

Q1 2007
3930 East Watkins	Phoenix	1	102	1/17/2007
7401 Coca Cola Drive	Baltimore/Washington	1	139	1/18/2007
844 Livingston Court	Atlanta	1	25	3/27/2007

Total		3	266

Total Contributed Value/Sales Price - $205.8 million

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF JUNE 30, 2007

(dollar amounts in millions)

	Square Feet	Acres	Historical Cost			Projected Investment			Projected Stabilization by Year ($)
			Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2007	2008	2009
	(in thousands)
Under Development:
Shell Complete	2,511	n/a	$43.1	$32.7	$75.8	$48.9	$40.9	$89.8	$—	$89.8	$—
Under Construction	2,100	n/a	11.9	34.4	46.3	19.8	101.0	120.8	16.2	33.4	71.2

Total Under Development	4,611	n/a	$55.0	$67.1	$122.1	$68.7	$141.9	$210.6	$16.2	$123.2	$71.2

Forward Commitment and Build-to-Suit (1)	859	n/a	$—

Redevelopment (2)	1,046	n/a	$47.9

Properties Held For Contribution (3)	623	n/a	$41.2

Pre-Development (4) (5)	1,485	n/a	$9.6

Land
Owned (5) (6)	5,489	386.8	$20.7
Under Control (5) (7)	400	4,040.4	—

Total	5,889	4,427.2	$20.7

Grand Total	14,513	4,427.2	$174.4

(1)	Includes Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $40 million and $45 million.
(2)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
Greenwood Parkway	Atlanta	188
Nations Ford	Charlotte	259
3575 Stern Avenue	Chicago	69
1101 Great Southwest	Dallas	50
4400 Tejasco	San Antonio	120
5909 Business Park	San Antonio	138
Medline	Southern CA	222

Total		1,046

Total Projected Investment in these assets is expected to be between $50 million and $55 million

(3)	Includes Mitchell Court (Chicago) and Bondeson and NW Distribution Center (Houston).
(4)	Includes Dulles Summit Phase I (Baltimore/Washington DC), ADC North Phase I (Orlando) and a portion of Phase IA of SCLA (Southern California).

Total Projected Investment in these assets is expected to be between $100 million and $110 million. Phase IA of SCLA is unconsolidated.

(5)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Construction	926	52	$47
Pre-Development	1,055	50	$45
Land Held (Square Feet based on 40% coverage)	4,435	254

Total	6,416	356

Additional Phases (Under Control)		3,994

Total SCLA		4,350

(6)

Includes Buford Phase II (Atlanta), Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando) and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(7)

Only includes estimated square feet on first option of Deltapoint land (Memphis) and excludes option on approximately 24.6 additional acres. Also excludes any square feet associated with future phases at SCLA (see note 5).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF JUNE 30, 2007

(dollar amounts in millions)

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Shell Complete
Buford 100	Atlanta	499	$19.5	2005	2007	C
South Creek IV	Atlanta	557	18.8	2005	2008	U
Deltapoint	Memphis	885	29.4	2005	2008	C
Logistics Way	Nashville	570	22.1	2006	2008	U

Total/Weighted Average		2,511	$89.8

Under Construction
Veterans 2	Chicago	175	$10.0	2006	2008	C
Airport Dist Center (2 buildings)	Orlando	126	9.8	2007	2009	C
Sycamore Canyon (2 buildings)	Southern California	873	53.6	2006 - 2007	2008 - 2009	U
SCLA Phase 1A (4 buildings)	Southern California	926	47.4	2007	2007 - 2009	U

Total/Weighted Average		2,100	$120.8

Grand Total/Weighted Average		4,611	$210.6

Projected Yield - Development			7.7%

Leased as of July 31, 2007			28.4%

Weighted Average DCT % Ownership as of June 30, 2007			96.2%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 6/30/2007
Senior Unsecured Notes:
2 year, variable rate (1)	6.05%	6.05%	June 2008	$275,000
5 year, fixed rate	5.53%	5.24%	April 2011	50,000
8 year, fixed rate	5.68%	6.03%	January 2014	50,000
10 year, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.09%	Feb 2008 - Apr 2032	612,049
Variable Rate Secured Debt	6.52%	4.90%	October 2011	25,237
Premiums, Net of Amortization				7,215

				644,501

Total Senior Unsecured Notes and Mortgage Notes				1,069,501
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	6.02%	6.02%	December 2010	27,000

Total Carrying Value of Debt				$1,096,501

Weighted Average Interest Rate	5.64%	5.42%
Fixed Rate Debt	5.45%	5.20%		70%
Variable Rate Debt	6.08%	5.94%		30%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$29,204
Development Joint Ventures				35,437

				$64,641

Scheduled Principal Payments of Debt as of June 30, 2007 (excluding premiums)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2007	$—	$4,159	$—	$4,159
2008	275,000	69,926	—	344,926
2009	—	7,441	—	7,441
2010	—	57,871	27,000	84,871
2011	50,000	233,306	—	283,306
2012	—	172,313	—	172,313
2013	—	20,141	—	20,141
2014	50,000	3,576	—	53,576
2015	—	44,867	—	44,867
2016	50,000	2,178	—	52,178
Thereafter	—	21,507	—	21,507

Total	$425,000	$637,285	$27,000	$1,089,285

(1)

Concurrent with the $275.0 million note issuance, we entered into a forward-starting swap to hedge our exposure to variability in the cash outflows of the anticipated future fixed rate debt issuance. The forward-starting swap was settled for cash in June 2007.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime. After giving effect to outstanding letters of credit, we have $239.2 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of June 30, 2007.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of June 30, 2007

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	168,355	$10.76	$1,811,496
Operating partnership units outstanding (2)	30,320	$10.76	326,243

Total Equity Market Capitalization			2,137,739

Consolidated debt			1,096,501
Pro rata share of debt related to unconsolidated joint ventures			64,641

Total Debt			1,161,142

Total Market Capitalization			$3,298,881

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			35.2%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Net income	$7,837	$(1,646)	$23,192	$309
Interest expense (3)	15,204	14,756	32,084	26,437
Pro rata share of interest expense from unconsolidated JVs	957	395	1,783	568
Real estate related depreciation and amortization (3)	28,389	27,617	57,172	52,109
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	446	224	771	333
Income taxes	513	189	984	240
Stock-based compensation amortization expense	598	16	1,092	32
Minority interest (3)	1,371	(107)	3,857	(298)
Non-FFO (gains) losses on dispositions of real estate interests, net	(118)	21	(13,853)	(3,967)

Adjusted EBITDA	$55,197	$41,465	$107,082	$75,763

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,868	$11,875	$28,881	$21,379
Interest expense related to financing obligation (2)	1,336	2,881	3,203	5,058
Capitalized interest	1,669	579	3,222	915
Amortization of loan costs and debt premium/discount	14	54	71	137
Amortization of financing obligations	(161)	(292)	(356)	(531)
Pro rata share of interest expense from unconsolidated JVs	957	395	1,783	568

Total Fixed Charges	$17,683	$15,492	$36,804	$27,526

Fixed Charge Coverage	3.1	2.7	2.9	2.8

(1)	Excludes unvested Long-Term Incentive Plan Units and Phantom Shares of 706,277 units.
(2)

As of June 30, 2007, our balance sheet includes $95.5 million of financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of this financing obligation, we anticipate issuing approximately 8-9 million OP units during the remainder of 2007. The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

	For the Six Months Ended June 30, 2007
	DCT Fund I LLC	TRT-DCT Industrial JV I GP	TRT-DCT Industrial JV II GP
CONSOLIDATED STATEMENTS OF OPERATIONS:

Revenues:
Rental revenues	$5,630	$3,895	$1,324
Other income	78	20	—

Total revenues	5,708	3,915	1,324

Expenses:
Real estate taxes	678	375	210
Rental expenses	483	309	158
Depreciation and amortization	2,427	1,839	812
General and Administrative	155	45	20
Management fees	275	—	—

Total expenses	4,018	2,568	1,200
Interest expense	(2,706)	(794)	(13)

Net Income (Loss)	$(1,016)	$553	$111

Rental revenues	$5,630	$3,895	$1,324
Rental expenses and real estate taxes	1,161	684	368

Net Operating Income	$4,469	$3,211	$956

DCT Industrial Ownership %	20.0%	10.0%	12.5%

Market Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage	Percentage of Total Annualized Base Rent
		(000s)
DCT Fund I LLC:
Atlanta	1	578	100.0%	17%
Central Pennsylvania	1	100	100.0%	5%
Chicago	1	303	100.0%	18%
Dallas	1	540	100.0%	19%
Memphis	1	1,039	100.0%	34%
New Jersey	1	87	100.0%	7%

Subtotal	6	2,647	100.0%	100%

TRT-DCT Industrial JV I GP:
Atlanta	1	125	100.0%	5%
Central Pennsylvania	3	736	100.0%	33%
Charlotte	1	472	100.0%	15%
Chicago	1	189	100.0%	8%
Cincinnati	1	604	100.0%	20%
Northern California	1	396	100.0%	19%

Subtotal	8	2,522	100.0%	100%

TRT-DCT Industrial JV II GP:
Columbus	1	121	100.0%	9%
Dallas	2	646	100.0%	46%
Indianapolis	1	475	100.0%	30%
Kansas City	1	180	100.0%	15%

	5	1,422	100.0%	100%

Total	19	6,591	100.0%

	As of June 30, 2007
	DCT Fund I LLC		TRT-DCT Industrial JV I GP		TRT-DCT Industrial JV II GP
CONSOLIDATED BALANCE SHEETS:
Total Investment in properties	$124,467		$144,518		$67,757
Accumulated depreciation and amortization	(6,607)		(2,017)		(871)

Net Investment in properties	117,860		142,501		66,886
Cash and cash equivalents	801		1,222		1,988
Other Assets	2,295		1,169		64

Total Assets	$120,956		$144,892		$68,938

Secured debt	$95,500	(1)	$101,042	(2)	$5,592
Other Liabilities	2,974		4,208		2,958

Total Liabilities	98,474		105,250		8,550
Partners’ Capital	22,482		39,642		60,388

Total Liabilities and Partners’ Capital	$120,956		$144,892		$68,938

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.
(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the quarter ended June 30, 2007.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis ) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Capital Expenditures Identified Upon Acquisition	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs. Additionally, the amortization of the financing obligation is not included.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent and above/below rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data		Consolidated Operating Data		Same Store Operating Data
	Three Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006	2007	2006	2007	2006
Reconciliation of NOI to Net Income:

Net Operating Income	47,295	38,381	33,635	32,682	95,891	72,951	63,605	63,137
Net operating income - non-same store properties	N/A	N/A	13,660	5,699	N/A	N/A	32,286	9,814
Other operating income (expense)	(33,494)	(31,787)	(33,494)	(31,787)	(65,572)	(59,171)	(65,572)	(59,171)
Other income and expenses	(4,459)	(8,837)	(4,459)	(8,837)	(12,856)	(14,025)	(12,856)	(14,025)
Minority interest	(1,397)	118	(1,397)	118	(2,479)	294	(2,479)	294
Discontinued operations	(108)	479	(108)	479	8,208	260	8,208	260

Net income	$7,837	$(1,646)	$7,837	$(1,646)	$23,192	$309	$23,192	$309

DCT INDUSTRIAL TRUST INC.

Definitions

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service to redevelop where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are considered stabilized when generally 95% occupied, or up to approximately 18 months after completion of construction.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.